UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report (Date of earliest event reported):     February 6, 2007

RADIAN GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11356	23-2691170
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

1601 Market Street	19103
Philadelphia, Pennsylvania
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (215) 231-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 6, 2007, Radian Group Inc. (“Radian”) and MGIC Investment Corporation (“MGIC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Radian agreed, subject to the terms and conditions of the Merger Agreement, to merge with and into MGIC (the “Merger”), with the combined company to be re-named MGIC Radian Financial Group Inc.

Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the boards of directors of both companies, upon the completion of the Merger, each share of Radian common stock will be converted into 0.9658 shares of MGIC common stock (the “Exchange Ratio”), with cash to be paid in lieu of fractional shares of MGIC common stock. Radian stock options and other equity awards will automatically convert upon completion of the Merger into stock options and equity awards with respect to MGIC common stock, subject to adjustment to reflect the Exchange Ratio. Other than those shares of Radian restricted stock granted (or to be granted) to Radian employees based on their 2006 performance (the “2006 Restricted Shares”), all outstanding Radian stock options or other equity awards will vest upon completion of the Merger. The 2006 Restricted Shares generally will vest three years from the date of grant, but may vest earlier, if, during the two year period following completion of the Merger, the employee’s employment is terminated by the Company without cause or by the employee for good reason (as those terms are defined in the applicable award agreements).

The Merger Agreement contains representations, warranties and covenants of Radian and MGIC, including, among others, covenants (i) to conduct their respective businesses in the ordinary course during the period between the execution of the Merger Agreement and consummation of the Merger and (ii) not to engage in certain kinds of transactions during such period. The board of directors of each company has adopted a resolution recommending the approval or adoption of the Merger Agreement by its respective stockholders, and each party has agreed to hold a stockholder meeting to put these matters before their stockholders for their consideration. Each party has also agreed not to (i) solicit proposals relating to competing business combination transactions or (ii) subject to certain exceptions, enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions.

Consummation of the Merger is subject to various conditions, including (i) requisite approvals of the holders of Radian and MGIC common stock, (ii) receipt of regulatory approvals, (iii) the absence of any law or order prohibiting the closing, and (iv) effectiveness of the Form S-4 registration statement relating to the MGIC common stock to be issued in the Merger and listing of the MGIC common stock to be issued in the Merger on the New York Stock Exchange. In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including (i) subject to the standards set forth in the Merger Agreement, the accuracy of the representations and warranties of the other party, (ii) compliance of the other party with its covenants in all material respects and (iii) the delivery of opinions from counsel to Radian and counsel to MGIC relating to the U.S. federal income tax code treatment of the Merger.

Under the Merger Agreement, upon completion of the Merger, Curt Culver, chairman of the board and chief executive officer of MGIC, will continue as chairman of the board and chief executive officer of the combined company, and S.A. Ibrahim, chief executive officer of Radian, will become chief operating officer and president of the combined company. Mr. Ibrahim will succeed to the chief executive officer role at the combined company’s May 2009 stockholder meeting (or, if completion of the Merger occurs after July 1, 2007, on September 1, 2009), and Mr. Ibrahim will succeed to the chairman role at the combined company’s May 2010 stockholder meeting. Mr. Ibrahim also entered into an employment agreement with MGIC that provides for his role at MGIC as described above and which is conditioned upon completion of the Merger. Upon completion of the Merger, Mr. Ibrahim’s new agreement will supersede his existing employment agreement with Radian. Under the Merger Agreement, until the combined company’s May 2010 stockholder meeting, the board will be comprised of 12 members, with six members from MGIC’s current board and six members from Radian’s current board. However, the initial board will be comprised of six MGIC directors and only five Radian directors; promptly following the completion of the Merger, the combined company will call a special stockholder meeting to vote on the election of a sixth Radian director. Board committees and board chair positions of the combined company will be evenly divided between former Radian and former MGIC directors. Any change to the provisions described above, and any failure to continue the board service of either of Mr. Culver or Mr. Ibrahim or to honor the executive appointment and succession provisions, will require the approval of at least eight of the non-employee members of the combined company’s board of directors (including at least three of the former Radian or three of the former MGIC directors (or their successors), as the case may be). The location of the headquarters and principal office of the combined company (to be re-named “MGIC Radian Financial Group Inc.”) and the mortgage insurance line of business will be Milwaukee, Wisconsin. Any change to the provisions relating to the headquarters and the name of the combined company will require the affirmative vote of at least 75% of the entire board of directors. Effective as of the completion of the Merger, the MGIC bylaws will be amended to implement the provisions relating to the management, the board of directors of the combined company, headquarters and name after the Merger, as further described in the Merger Agreement. In addition to the foregoing, but not subject to the amended bylaws, the financial guaranty business of the combined company will continue to be based in New York, New York.

The Merger Agreement contains certain termination rights for both Radian and MGIC. Under certain circumstances, including those relating to competing business combination proposals, termination of the Merger Agreement may result in a party paying a termination fee of $185 million.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1, hereto and is hereby incorporated into this report by reference.

The Merger Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of each of Radian and MGIC. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed by the respective parties in connection with negotiating the terms of the Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what a stockholder might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Investors should read the Merger Agreement together with the other information concerning Radian and MGIC that each company publicly files in reports and statements with the Securities and Exchange Commission (the “SEC”).

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

MGIC and Radian will be filing a joint proxy statement/prospectus and other relevant documents concerning the Merger with the SEC. SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain free copies of the joint proxy statement/prospectus, as well as other filings containing information about MGIC and Radian, without charge, at the SEC’s Internet site (http://www.sec.gov). In addition, documents filed with the SEC by MGIC will be available free of charge by contacting Investor Relations at Mortgage Guaranty Investment Corporation, 250 East Kilbourn Avenue, Milwaukee, WI 53202. Documents filed with the SEC by Radian will be available free of charge by calling Investor Relations at (215) 231-1486.

Radian and MGIC and their respective directors and executive officers and certain other members of management and employees are expected to be participants in the solicitation of proxies from Radian shareholders and MGIC shareholders in respect of the proposed Merger. Information regarding the directors and executive officers of Radian is available in the proxy statement for its May 9, 2006 annual meeting of shareholders, which was filed with the SEC on April 18, 2006. Information regarding the directors and executive officers of MGIC is available in the proxy statement for its May 11, 2006 annual meeting of shareholders, which was filed with the SEC on March 30, 2006. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus relating to the Merger and the other relevant documents filed with the SEC when they become available.

FORWARD-LOOKING STATEMENTS

All statements contained in this filing that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These include statements as to the benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger as well as other statements of expectations regarding the Merger and any other statements regarding future results or expectations. These statements are made on the basis of management’s current views and assumptions with respect to future events. Any forward-looking statement is not a guarantee of future performance and actual results could differ materially from those contained in the forward-looking information. The forward-looking statements, as well as Radian’s prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing demand or mortgage originations, changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, changes or volatility in interest rates or consumer confidence, or changes in credit spreads; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by Radian's insurance; the loss of a customer with whom Radian has a concentration of its insurance in force or the influence of large customers; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; downgrades of Radian's credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to Radian's operating subsidiaries; heightened competition from other insurance providers and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the charters or business practices of Fannie Mae and Freddie Mac; the application of federal or state consumer-lending, insurance and other applicable laws and regulations, or unfavorable changes in these laws and regulations or the way they are interpreted, including: (i) the possibility of private lawsuits or investigations by state insurance departments and state attorneys general alleging that services offered by the mortgage insurance industry, such as captive reinsurance, pool insurance and contract underwriting, are violative of the Real Estate Settlement Procedures Act and/or similar state regulations (particularly in light of public reports that some state insurance departments are investigating captive reinsurance arrangements used in the mortgage insurance industry), or (ii) legislative and regulatory changes affecting demand for private mortgage insurance or financial guaranty insurance; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; vulnerability to the performance of Radian’s strategic investments; changes in the availability of affordable or adequate reinsurance for our non-prime risk; legal and other limitations on the amount of dividends we may receive from our insurance subsidiaries; international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities; risks associated with the Merger, including the ability to obtain regulatory approvals of the Merger on the proposed terms and schedule; the failure of Radian or MGIC stockholders to approve the Merger; the risk that the businesses will not be integrated successfully; customer attrition and disruption from the Merger making it more difficult to maintain relationships with customers, employees or suppliers; the risk that the cost savings and any other synergies from the Merger may not be fully realized or may take longer to realize than expected; competition and its effect on pricing, spending, third-party relationships and revenues; movements in market interest rates and secondary market volatility; potential sales of assets in connection with the Merger; and unfavorable changes in economic and business conditions or the regulatory environment.

For more information regarding these risks and uncertainties, as well as certain additional risks that we face, investors should refer to the risk factors detailed in Part I, Item 1A in our annual report on Form 10-K for the year ended December 31, 2005 and the changes to these risks identified in our quarterly report on Form 10-Q for the quarter ended June 30, 2006 and any similar reports filed in the future. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. Radian does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements made in this filing to reflect new information, future events or for any other reason.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit No.		Description of Exhibit

2.1		Agreement and Plan of Merger, dated as of February 6, 2007, by and between Radian Group Inc. and MGIC Investment Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this twelfth day of February, 2007.

RADIAN GROUP INC.

By:	/s/ Edward J. Hoffman

Name:	Edward J. Hoffman
Title:	Vice President and Securities Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of February 6, 2007, by and between Radian Group Inc. and MGIC Investment Corporation.